UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2020

Sanchez Midstream Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1360 Post Oak Blvd, Suite 2400
Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner
interests	SNMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed, on August 11, 2019, Sanchez Energy Corporation (“SN”) and certain of its subsidiaries, consisting of SN Palmetto, LLC, SN Marquis LLC, SN Cotulla Assets, LLC, SN Operating, LLC, SN TMS, LLC, SN Catarina, LLC, Rockin L Ranch Company, LLC, SN Payables, LLC, SN EF Maverick, LLC (“SN Maverick”) and SN UR Holdings, LLC (collectively with SN, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”).

On June 30, 2020, SN emerged from Chapter 11 as a privately held corporation under the name Mesquite Energy, Inc.

Item 1.01Entry into a Material Definitive Agreement

As previously disclosed, on June 6, 2020, (i) Sanchez Midstream Partners LP (the “Partnership”) and Sanchez Midstream Partners GP LLC, the sole general partner of the Partnership (the “General Partner”), (A) each entered into, (B) caused and approved the Partnership’s wholly-owned subsidiaries Catarina Midstream LLC (“Catarina Midstream”) and Seco Pipeline, LLC (“Seco Pipeline”) entering into, and (C) approved Carnero G&P LLC (“Carnero G&P”), a joint-venture in which the Partnership owns a fifty percent (50%) interest, entering into, in each case, that certain Settlement Agreement, as amended by that certain Amendment Agreement, dated as of June 14, 2020 and effective as of June 6, 2020 (as amended, the “Settlement Agreement”) with the Debtors, SP Holdings, LLC, the sole member of the General Partner (“SP Holdings”), and TPL SouthTex Processing Company LP (“Targa”, and collectively with each of the Partnership, the General Partner, Catarina Midstream, Seco Pipeline, Carnero G&P, the Debtors and SP Holdings, the “Parties”, and each a “Party”).

On June 30, 2020, the Bankruptcy Court entered an order approving the Settlement Agreement and authorizing the Parties to perform thereunder, and accordingly the Parties took the following actions:

(1)	The Debtors executed and delivered (i) that certain Second Amendment Agreement, by and among Carnero G&P, SN and SN Catarina, LLC, a subsidiary of SN (“SN Catarina”) (the “Carnero Agreement Amendment”), providing certain amendments to (x) that certain Firm Gas Gathering Agreement, dated as of October 2, 2015, by and among Carnero G&P, SN and SN Catarina, which was amended effective June 23, 2016, May 1, 2017, and April 1, 2018, and (y) that certain Firm Gas Processing Agreement, dated as of October 2, 2015, by and among Carnero G&P, SN and SN Catarina, which was amended effective June 23, 2016, May 1, 2017, and April 1, 2018; (ii) Amendment No. 2 to Firm Gathering and Processing Agreement, dated as of October 14, 2015, by and between Catarina Midstream and SN Catarina, which was amended effective June 30, 2017 (the “Catarina Gathering Amendment”); (iii) that certain Firm Transportation Service Agreement, by and among Seco Pipeline and SN Catarina (the “Seco Catarina Agreement”); and (iv) that certain Firm Transportation Service Agreement, by and among Seco Pipeline and SN Maverick (the “Seco

Comanche Agreement,” and together with the Seco Catarina Agreement, the “New Seco Pipeline Agreements”);
(2)	Catarina Midstream executed and delivered the Catarina Gathering Amendment;
(3)	Carnero G&P executed and delivered (i) that certain Carnero Agreement Amendment; and (ii) the First Amendment to NGL Sale Agreement, dated as of April 1, 2018, by and between Carnero G&P and Targa Liquids Marketing and Trade LLC (“Targa Liquids”), an affiliate of Targa (the “NGL Sales Agreement Amendment”);
(4)	Seco Pipeline executed and delivered the New Seco Pipeline Agreements;
(5)	The Partnership (i) executed and delivered the First Amendment to Second Amended and Restated Limited Liability Company Agreement of Carnero G&P, dated as April 1, 2018, by and between the Partnership and Targa (the “LLC Agreement Amendment”), and (ii) caused (A) Catarina Midstream to execute and deliver the Catarina Gathering Amendment, (B) Seco Pipeline to execute and deliver the New Seco Pipeline Agreements, and (C) Carnero G&P to execute and deliver the Carnero Agreement Amendment and the NGL Sales Agreement Amendment; and
(6)	Targa (i) executed and delivered the LLC Agreement Amendment and (ii) caused (A) Carnero G&P to execute and deliver the Carnero Agreement Amendment and the NGL Sales Agreement Amendment, and (B) Targa Liquids to execute and deliver the NGL Sales Agreement Amendment.

Catarina Gathering Amendment

The Catarina Gathering Amendment amends that certain Firm Gathering and Processing Agreement, dated as of October 14, 2015, as amended effective June 30, 2017, by and between Catarina Midstream and SN Catarina (as amended, the “Catarina Gathering Agreement”). The Catarina Gathering Amendment provided, among other things, (i) a new Gathering & Processing Fee (as defined in the Catarina Gathering Amendment), (ii) removal of SN Catarina’s minimum volume commitments and related deficiency fee obligations and (iii) expansion of the dedicated acreage thereunder.

The Catarina Gathering Amendment will become effective upon the satisfaction of certain closing conditions described in the Settlement Agreement.

The foregoing description of the Catarina Gathering Amendment does not purport to be complete and is qualified in its entirety by reference to such document, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

New Seco Pipeline Agreements

The Seco Catarina Agreement governs the receipt, transportation and delivery of certain natural gas on a firm basis and/or interruptible basis, as applicable, on the Seco Pipeline system located in LaSalle and Webb Counties, Texas. Under the Seco Catarina Agreement, SN Catarina dedicated to Seco Pipeline for transportation on the Seco Pipeline all volumes of residue gas owned or controlled by SN Catarina or its affiliates (other than SN Maverick) that are produced from natural gas delivered to SN Catarina under the Catarina Gathering Agreement, at the tailgate of the Raptor Plant and specifically excluding gas that is processed at any of the Carnero G&P processing plants in Bee County, Texas.

Under the Seco Comanche Agreement, SN Maverick dedicated to Seco Pipeline for transportation on the Seco pipeline all volumes of residue gas owned or controlled by SN Maverick or its affiliates (other than SN Catarina) that are produced from natural gas delivered to SN Maverick under that certain Firm Gas Gathering, Processing and Purchase Agreement, dated effective as of April 1, 2018, as amended, between SN Maverick and Carnero G&P, at the tailgate of the Raptor Plant. The Seco Comanche Agreement also provides that SN Maverick will enter into a ratification agreement with each Comanche Shipper (as defined in the Seco Comanche Agreement), under which such Comanche Shipper will ratify or otherwise commit itself to performance under the Seco Comanche Agreement.

Subject to earlier termination and renewals as set forth therein, each New Seco Pipeline Agreement has a primary term that will expire on March 31, 2033. Each New Seco Pipeline Agreement will become effective upon the satisfaction of certain closing conditions described in the Settlement Agreement.

The foregoing descriptions of the New Seco Pipeline Agreements do not purport to be complete and are qualified in their entirety by reference to the Seco Catarina Agreement and Seco Comanche Agreement, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, hereto and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1	Amendment No. 2 to Firm Gathering and Processing Agreement, dated as of June 30, 2020, by and between SN Catarina, LLC and Catarina Midstream, LLC*
10.2	Firm Transportation Service Agreement, dated as of June 30, 2020, by and between Seco Pipeline, LLC and SN Catarina, LLC*
10.3	Firm Transportation Service Agreement, dated as of June 30, 2020, by and between Seco Pipeline, LLC and SN EF Maverick, LLC*

*Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ MIDSTREAM PARTNERS LP
By: Sanchez Midstream Partners GP LLC, its general partner

Date: July 7, 2020	By:	/s/ Charles C. Ward
Charles C. Ward
Chief Financial Officer and Secretary